NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


     THIS NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Ninth Amendment") is entered into as of January 26, 1996 by and between Fleet Capital Corporation, formerly known as Shawmut Capital Corporation, a Connecticut corporation, as successor-in-interest to Barclays Business Credit, Inc., a Connecticut corporation ("Lender"), and Gottschalks Inc., a Delaware corporation ("Borrower"), with reference to the following facts:

                      RECITALS

     A. Lender and Borrower entered into that certain Loan and Security Agreement dated as of March 30, 1994, as amended by (i) that certain First Amendment to Loan and Security Agreement dated as of May 12, 1994, (ii) that certain Second Amendment to Loan and Security Agreement dated as of October 12, 1994, (iii) that certain Third Amendment to Loan and Security Agreement dated as of December 30, 1994, (iv) that certain Fourth Amendment to Loan and Security Agreement dated as of March 22, 1995, (v) that certain Fifth Amendment to Loan and Security Agreement dated as of March 31, 1995, (vi) that certain Sixth Amendment to Loan and Security Agreement dated as of July 31, 1995, (vii) that certain Seventh Amendment to Loan and Security Agreement dated as of August 9, 1995, and (viii) that certain Eighth Amendment to Loan and Security Agreement dated as of October 17, 1995, pursuant to which Lender agreed to provide certain financial accommodations to Borrower on the terms and conditions set forth therein (said Loan and Security Agreement, as from time to time in effect, together with all exhibits and schedules thereto, is hereinafter referred to as the "Loan Agreement").

     B. Lender and Borrower desire to amend certain aspects of their financing arrangements under the Loan Agreement.

                      AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, Lender and Borrower hereby agree as follows:

     1. Use of Terms Defined in the Loan Agreement. All capitalized terms that are defined in the Loan Agreement and that are used without definition herein shall have the respective meanings given to them in the Loan Agreement.

     2.   Amendments to the Loan Agreement.

          2.1 The definition of "Bank" set forth in Section 1.1 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

               Bank - Fleet National Bank of Connecticut.

          2.2  The definition of "Borrowing Base" set forth in
Section 1.1 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

               Borrowing Base - as at any date of determination thereof, an amount equal to:

               (i) the lesser of:

                    (A)  the Maximum Commitment minus the
               face amount of any LC Guaranty or Letter of Credit issued by lender or any of its Affiliates outstanding at such date; or

                    (B) (I) at any time during the period from
               April 1, 1996 through December 31, 1996, the lesser of (x) sixty percent (60%) or (y) the Inventory Valuation Percentage at such time, calculated on a first-in, fist-out basis (at the lower of cost or market), minus the face amount of any LC Guaranty or Letter of Credit issued by Lender or any of its Affiliates outstanding at such date, and (II) at any other time, fifty percent (50%) of the value of Eligible Inventory at such date, calculated on a first-in, first-out basis
(at the lower of cost or market),
               minus the face amount of any LC Guaranty or Letter of Credit issued by Lender or any of its Affiliates outstanding at such date;

                        MINUS

               (ii) any amounts which Lender may pay pursuant to any of the Loan Documents for the account of Borrower which remain outstanding.

          2.3  A new definition of "Contract Year" is added to
Section 1.1 of the Loan Agreement, as follows:

               Contract Year - the yearly period beginning on March 31 of any year and ending on March 30 of the following year.

          2.4  A new definition of "Inventory Valuation
Percentage" is added to Section 1.1 of the Loan Agreement, as follows:

               Inventory Valuation Percentage - at any time, the percentage determined by Lender's special retail consultant to approximate the orderly liquidation value of Borrower's Eligible
Inventory.

          2.5  The definition of "Lender" set forth in Section
1.1 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

               Lender - Fleet Capital Corporation, a
               Connecticut corporation.

          2.6 The definition of "Payable Turnover Rate" set forth in Section 1.1 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

          2.7  A new Section 2.1(D) is added to the Loan
Agreement, as follows:

               (D) Without limiting the generality of the last sentence of Section 2.1(A), Borrower acknowledges that Lender will establish a specific reserve with respect to Borrower's potential liability in connection with the 1992 lawsuit filed against Borrower by F&N Acquisition Corp. (the "F&N Litigation"), which reserve (the "F&N Litigation Reserve") shall start at $700,000 on February 4, 1996 and shall increase by $700,000 on the first day of each of March, April, May and June 1996. Lender shall maintain the F&N Litigation Reserve until the earlier of (i) Lender's disbursement of Revolving Loans (which may include some or all of the amount covered by the F&N Litigation Reserve) requested by Borrower to fully satisfy all obligations and liabilities of Borrower in connection with the F&N Litigation, or (ii) Borrower's otherwise satisfying Lender that no actual or potential obligations or liabilities of Borrower in connection with the F&N Litigation continue to exist.

          2.8  The first sentence of Section 3.1(A) of the Loan
Agreement is deleted in its entirety and the following is substituted therefor:

          Interest shall accrue on the principal amount of the Revolving Loans outstanding at the end of each day at a fluctuating rate per annum equal to three and three-quarters percent (3.75%) above the LIBOR Rate.

          2.9  A new Section 3.1(J) is added to the Loan
Agreement, as follows:

               (J) Facility Fee. As additional consideration for Lender's entering into the Ninth Amendment to this Agreement and Lender's costs and risks of continuing to make funds available and administering the transactions contemplated by this Agreement, Borrower shall pay to Lender an annual facility fee of $100,000 for each Contract Year commencing on or after March 31, 1996 while this Agreement is in effect. The annual facility fee for each Contract Year shall be deemed fully-earned and non-refundable on the first day of such Contract Year, but shall be due and payable by Borrower in four installments of $25,000 each on March 31, June 30, September 30 and December 31 of such Contract Year. Any unpaid installments of the annual facility fee shall be immediately due and payable upon any termination of this Agreement for any reason.

          2.10 Section 4.7 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

               4.7 Audits and Appraisals.    Lender or its
          designee may conduct a maximum of four (4) audits per year, and Arthur Andersen & Co. or such other special retail consultant selected by Lender may conduct up to two (2) inventory appraisals per year, unless an Event of Default has occurred and is continuing, in which event the number of audits and appraisals conducted will be in Lender's reasonable discretion. Borrower will reimburse Lender for all out-of-pocket expenses incurred by Lender in connection with such audits and appraisals upon Lender's demand therefor.

          2.11 A new sentence is added at the end of Section 6.2 of the Loan Agreement, as follows:

          Notwithstanding the foregoing, if the amount of unused borrowing availability under the Revolving Loans is at any time less than $5,000,000, Borrower will at all times thereafter deliver a Borrowing Base Certificate to Lender on a daily basis, which Borrowing Base Certificate shall include an update of all Inventory on a daily basis; provided, that if the average amount of unused borrowing availability under the Revolving Loans, measured on a monthly basis, equals or exceeds $5,000,000 for a subsequent period of three consecutive months, then Borrower may resume providing a Borrowing Base Certificate on a weekly basis as originally provided, unless and until the amount of unused borrowing availability under the Revolving Loans is again less than $5,000,000.

          2.12 A new sentence is added at the end of Section
8.2(L) of the Loan Agreement, as follows:

          Notwithstanding the foregoing, from and after February 3, 1996, Borrower shall not open any new stores or undertake any store Expansions without the prior written consent of Lender, except for the following:
          (x) the opening of  a new store in Reno, Nevada; and
          (y) provided that Borrower receives a minimum of $3,000,000 in total additional third-party debt or equity financing to finance such relocations and that Borrower extends a maximum of $500,000 per relocation for additional fixtures and remodeling costs, the relocations of the existing Modesto, California and Fashion Fair (Fresno, California) stores within the malls in which they are currently located.

          2.13 Section 8.3(D) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

               (D)  Minimum Earnings.

               (i)  Maintain at all times not less than the
following Consolidated Adjusted Net Earnings from Operations for the corresponding periods set forth below:




               Fiscal Period                 Amount

               January 1996                  <$3,000,000>
               February 1996                 <$2,400,000>
               March 1996                            <$950,000>
               April 1996                            <$900,000>
               May 1996                         <$325,000>
               June 1996                        <$225,000>
               July 1996                     <$1,200,000>
               August 1996                        <$1,200,000>
               September 1996                    <$50,000>
               October 1996                     <$500,000>
               November 1996                      $250,000
               December 1996                   $8,100,000
               January 1997                  <$2,150,000>
               February 1997                 <$2,400,000>
               March 1997                            <$950,000>

          (ii) Maintain at all times, on a fiscal quarter-to-date basis, not less than the following Consolidated corresponding fiscal quarters set forth below:

               Fiscal Quarter                Amount

               First fiscal quarter                    <$4,250,000>
               of Fiscal Year ending
               January 1997

               Second fiscal quarter              <$1,750,000>
               of Fiscal Year ending
               January 1997

               Third fiscal quarter                    <$1,750,000>
               of Fiscal Year ending
               January 1997

               Fourth fiscal quarter               $6,200,000
               of Fiscal Year ending
               January 1997

               Each fiscal quarter                <$2,000,000>
               thereafter

          (iii) Maintain at all times not less than the following Consolidated Adjusted Net Earnings from Operations for the period of twelve (12) consecutive Fiscal Periods including and ending with the corresponding Fiscal Periods set forth below:

               Fiscal Period                 Amount

               January 1996                  <$7,200,000>
               February 1996                 <$6,900,000>
               March 1996                         <$6,700,000>
               April 1996                         <$6,900,000>
               May 1996                      <$6,300,000>
               June 1996                     <$6,200,000>
               July 1996                     <$6,450,000>
               August 1996                        <$6,100,000>
               September 1996                <$5,550,000>
               October 1996                  <$4,700,000>
               November 1996                 <$3,450,000>
               December 1996                    <$450,000>
               January 1997                     <$325,000>

               Each Fiscal Period                      $0.00
               thereafter

          2.14 Section 8.3(F) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

               (F)  Senior Debt Coverage Ratio.    Maintain at
all times a Senior Debt Coverage Ratio of not less than the following amounts as of the end of the corresponding Fiscal Periods set forth below:

               Fiscal Period                 Amount

               February 1996                 0.40 to 1.0
               March 1996                         0.40 to 1.0
               April 1996                         0.40 to 1.0

               May 1996                      0.55 to 1.0

               June 1996                     0.55 to 1.0

               July 1996                     0.55 to 1.0
               August 1996                        0.55 to 1.0
               September 1996                0.70 to 1.0
               October 1996                  0.70 to 1.0
               November 1996                 1.00 to 1.0
               December 1996                 1.50 to 1.0
               January 1997                  1.50 to 1.0

               Each Fiscal Period                 1.00
to 1.0
               thereafter

          2.15 Section 8.3 (G) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor.

               (G) Times Interest Earned Ratio. Maintain at all times a Times Interest Earned Ratio of not less than the following amounts as of the end of the corresponding Fiscal Periods set forth below:


               Fiscal Period                 Amount

               February 1996                 0.10 to 1.0
               March 1996                         0.10 to 1.0
               April 1996                         0.10 to 1.0

               May 1996                      0.27 to 1.0

               June 1996                     0.27 to 1.0

               July 1996                     0.27 to 1.0
               August 1996                        0.35 to 1.0
               September 1996                0.40 to 1.0
               October 1996                  0.50 to 1.0
               November 1996                 0.65 to 1.0
               December 1996                 0.90 to 1.0
               January 1997                  1.00 to 1.0

               Each Fiscal Period           1.00 to 1.0
               thereafter

          2.16 Section 8.3(I) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

               (I) Payables Turnover Rate. Maintain at all times a Payables Turnover Rate of not less than the following number of days as of the end of the corresponding Fiscal Periods set forth below:

               Fiscal Period            Number of Days

               February 1996            59
               March 1996                    51
               April 1996                    55
               May 1996                 42
               June 1996                40
               July 1996                49
               August 1996                   58
               September 1996           72
               October 1996             81
               November 1996            53
               December 1996            20
               January 1997             66
               February 1997            59
               March 1997                    51

          2.17 The third sentence of Section 11.17 of the Loan
Agreement is hereby deleted in its entirety and the following is substituted therefor:

          AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER OR LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURTS OF LOS ANGELES COUNTY, CALIFORNIA, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA, SHALL EACH HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

     3. Conditions to Effectiveness. This Ninth Amendment shall not become effective unless and until each of the following conditions precedent have been satisfied:

          3.1 Lender's special retail consultant shall have completed and delivered to Lender a new appraisal of Borrower's Inventory, the results of which appraisal are satisfactory to Lender;
               and

          3.2 Lender and Wells shall have each executed a Second Amendment to Participation Agreement with respect to Wells' participation in the Revolving
               Loans made by Lender.

     4. Continuing Representations of Borrower. Borrower hereby represents and warrants to Lender that as of the date hereof all representations and warranties contained in the Loan Agreement are true, complete and correct, and no Default or Event of Default has occurred and is continuing.

     5. Incorporation into the Loan Agreement. The terms and conditions of this Ninth Amendment shall be incorporated by reference in the Loan Agreement as though set forth in full therein. In the event of any inconsistency between the provisions of this Ninth Amendment shall govern and control. Except to the extent specifically amended or superseded by the terms of this Ninth Amendment, all of the provisions of the Loan Agreement shall remain in full force and effect to the extent in effect on the date hereof. Except to the extent, if any, specifically dealt with herein, this Ninth Amendment does not constitute an amendment or waiver Default, Event of Default, or other default by Borrower thereunder. The Loan Agreement, as modified by this Ninth Amendment, together with the other Loan Documents, constitutes the complete agreement among the parties and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect to the subject matter thereof.

     6.   Section Headings.   The headings of the Sections hereof
are for convenience only, are without substantive meaning, and shall not be used in interpreting any provision of this Ninth
Amendment or the Loan Agreement.

     7. Counterparts. This Ninth Amendment may be executed in counterparts, each of which shall be deemed to be an original but all of which shall be one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amendment to Loan and Security Agreement as of the day and year first written above.

                         ("Lender")
                         FLEET CAPITAL CORPORATION

                         By:  s:/Alisa Frederick
                              Vice President


                         ("Borrower")
                         GOTTSCHALKS INC.

                         By:  s:/Alan A. Weinstein
                              Senior Vice President and
                              Chief Financial Officer

TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT



     THIS TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Tenth Amendment") is entered into as of March 7, 1996 by and between Fleet Capital Corporation, formerly known as Shawmut Capital Corporation, a Connecticut corporation, as successor-in-interest to Barclays Business Credit, Inc., a Connecticut corporation ("Lender"), and Gottschalks Inc., a Delaware corporation ("Borrower"), with reference to the following facts:

                      RECITALS

     A. Lender and Borrower entered into that certain Loan and Security Agreement dated as of March 30, 1994, as amended by (i) that certain First Amendment to Loan and Security Agreement dated as of May 12, 1994, (ii) that certain Second Amendment to Loan and Security Agreement dated as of October 12, 1994, (iii) that certain Third Amendment to Loan and Security Agreement dated as of December 30, 1994, (iv) that certain Fourth Amendment to Loan and Security Agreement dated as of March 22, 1995, (v) that certain Fifth Amendment to Loan and Security Agreement dated as of March 31, 1995, (vi) that certain Sixth Amendment to Loan and Security Agreement to Loan and Security Agreement dated as of August 9, 1995, (viii) that certain Eighth Amendment to Loan and Security Agreement dated as of October 17, 1995, and (ix) that certain Ninth Amendment to Loan and Security Agreement dated as of January 26, 1996, pursuant to which Lender agreed to provide certain financial accommodations to Borrower on the terms and conditions set forth therein (said Loan and Security Agreement, as from time to time in effect, together with all exhibits and schedules thereto, is hereinafter referred to as the "Loan Agreement").

     B. Lender and Borrower desire to amend certain aspects of their financing arrangements under the Loan Agreement.


                      AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, Lender and Borrower hereby agree as follows:

     1. Use of Terms Defined in the Loan Agreement. All capitalized terms that are defined in the Loan Agreement and that are used without definition herein shall have the respective meanings given to them in the Loan Agreement.

     2.   Amendments to the Loan Agreement.

          2.1  The definition of "Borrowing Base" set forth in
Section 1.1 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

          Borrowing Base - as at any date of determination thereof, an amount equal to:

               (i)  the lesser of:

                    (A) the Maximum Commitment minus the fact amount of any LC Guaranty or Letter of Credit issued by Lender or any of its Affiliates outstanding at such date; or

                    (B) (I) at any time during the period from March 8 through December 31, 1996, the lesser of (x) sixty percent (60%) or (y) the Inventory Valuation Percentage at such time, of the value of Eligible Inventory at such date, calculated on a first-in, first-out basis (at the lower of cost or market), minus the face amount of any LC Guaranty or Letter of Credit issued by Lender or any of its Affiliates outstanding at such date, and (II) at any other time, fifty percent (50%) of the value of Eligible Inventory at such date, calculated on a firs-in, first-out basis (at the lower of cost or market), minus the face amount of any LC Guaranty or Letter of Credit issued by Lender or any of its Affiliates outstanding at such date;

                        MINUS

          (ii) any amounts which Lender may pay pursuant to any of the Loan Documents for the account of Borrower which remain outstanding.

     3. Conditions to Effectiveness. This Tenth Amendment shall not become effective unless and until each of the following conditions precedent have been satisfied:

          3.1 Borrower shall have paid to Lender a fee of $10,000 in consideration of Lender's entering into this Tenth Amendment; and

          3.2 Wells shall have executed and delivered to Lender a Participant's Consent Under Participation
          Agreement with respect to this Tenth Amendment.

     4. Continuing Representations of Borrower. Borrower hereby represents and warrants to Lender that as of the date hereof all representations and warranties continued in the Loan Agreement are true, complete and correct, and no Default or Event of Default has occurred and is continuing.

     5. Incorporation into the Loan Agreement. The terms and conditions of this Tenth Amendment shall be incorporated by reference in the Loan Agreement as though set forth in full therein. In the event of any inconsistency between the provisions of this Tenth Amendment and any other provision of the Loan Agreement, the terms and provisions of this Tenth Amendment shall govern and control. Except to the extent specifically amended or superseded by the terms of this Tenth Amendment, all of the provisions of the Loan Agreement shall remain in full force and effect to the extent in effect on the date hereof. Except to the extent, if any, specifically dealt with herein, this Tenth Amendment does not constitute an amendment or waiver by Lender of any provision of the Loan Agreement, or of any Default, Event of Default, or other default by Borrower thereunder. The Loan Agreement, as modified by this Tenth Amendment, together with the other Loan Documents, constitutes the complete agreement among the parties and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect to the subject matter thereof.

     6. Section Headings. The headings of the Sections hereof are for convenience only, are without substantive meaning, and shall not be used in interpreting any provision of this Tenth
Amendment or the Loan Agreement.

     7. Counterparts. This Tenth Amendment may be executed in counterparts, each of which shall be deemed to be an original but all of which shall be one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Tenth Amendment to Loan and Security Agreement as of the day and year first written above.

                                   ("Lender")

                                   FLEET CAPITAL CORPORATION

                                   By: s/Alisa Frederick
                                        Vice President


                                   ("Borrower")

                                   GOTTSCHALKS INC.

                                   By: s/Alan A. Weinstein
                                        Senior Vice
President
                                        Chief Financial
Officer